Risk Management - Sensitivity Analysis of Market Risk (Details)	12 Months Ended
Dec. 31, 2024
Sensitivity analysis for market risk [Abstract]
Methods used in preparing sensitivity analysis reflecting interdependencies between risk variables	The Group uses the standard approach and internal model approach (Woori Bank) in measuring market risk for trading positions, and allocates market risk capital through the Board Risk Management Committee. Risk management departments of the Group and its subsidiaries manage limits in detail including those on risk and loss with their management result regularly reported to the Board Risk Management Committee. the Bank and its subsidiaries manage and measure interest risk for non-trading activities through ΔNII(Change in Net Interest Income) and ΔEVE(Change in Economic Value of Equity) in accordance with IRRBB(Interest Rate Risk in the Banking Book).